SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                    -----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 24, 1997
                                ----------------


                            Little Switzerland, Inc.
                            ------------------------
               (Exact name of registrant as specified in charter)


      Delaware                     0-19369                     66-0476514
      --------                     -------                     ----------
  (State or other                 (Commission               (IRS employer
  jurisdiction of                file number)             identification no.)
  incorporation)


          161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (809)776-2010







                        There are 5 pages to this Report




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Item 5 - Other Events
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         On October 24, 1997, Little Switzerland, Inc. (the "Company") announced that it has scheduled the Company's annual meeting of shareholders for Friday, January 16, 1998 and has established December 10, 1997 as the record date for the meeting. A copy of this press release is attached hereto as Exhibit 99.1 and
is incorporated by reference herein.                            ------------

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         Exhibit 99.1. Press Release issued by the Company on October 24, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LITTLE SWITZERLAND, INC.



Date: October 29, 1997                        By: /s/ John E. Toler, Jr.
                                                  ----------------------
                                                  John E. Toler, Jr.
                                                  Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                  Page *
-------                                                                  ------


99.1          Press Release dated October 24, 1997                          5


* On sequentially numbered copy